                                                                   Exhibit 10.20


                                                                  EXECUTION COPY

                        AMENDMENT No.4 AND WAIVER dated as of October 19, 2000
                  (this "Amendment"), to the Credit Agreement dated as of June 23, 1999, as amended by Amendment No. 1 dated as of January 13, 2000, Amendment No. 2 dated as of March 29, 2000 and Amendment No. 3 dated as of June 30, 2000 (the "Credit Agreement"), among ANTEON CORPORATION, a Virginia corporation (the "Borrower"), the Lenders (as defined in Article I of the Credit Agreement), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as an Issuing Bank (as defined in Article I of the Credit Agreement), and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, MELLON BANK, N.A., a national banking association, as syndication agent (in such capacity, the "Syndication Agent"), as swingline lender (in such capacity, the "Swingline Lender"), and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and DEUTSCHE BANK, AG, New York Branch, as documentation agent (in such capacity, the "Documentation Agent").

      A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrower.

      B. The Borrower has informed the Administrative Agent that it intends to purchase all of the outstanding Equity Interests of Sherikon, Inc., a Louisiana corporation (the "Sherikon Acquisition"), pursuant to a stock purchase agreement that is to be executed on or before October 31, 2000 (the "Acquisition Closing Date"). As consideration for the Sherikon Acquisition, the Borrower will pay (i) $20,800,000 in cash, and (ii) a total notional principal amount of $7,500,000 in the form of two subordinated promissory notes. The first promissory note, in a notional principal amount of $5,000,000, will have a repayment date of the first anniversary of the Acquisition Closing Date (the "First Seller Note") and the second promissory note, in a notional principal amount of $2,500,000, will have a repayment date of the second anniversary of the Acquisition Closing Date (the "Second Seller Note" and, together with the First Seller Note, the "Seller Notes").

      C. The Borrower has requested that a certain provision of the Credit Agreement be waived as set forth herein and that certain provisions of the Credit Agreement be amended as set forth herein. The Required Lenders are willing to grant such waiver and to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

      D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Waiver and Agreement. The Required Lenders hereby waive compliance by the Borrower with the provisions of Section 6.01 of the Credit Agreement to the extent, but only to the extent, necessary to allow the issuance of the Seller Notes,
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                                                                               2


subject to the conditions following in this Section 1. The Indebtedness basket in Section 6.01(i) shall be unavailable until the First Seller Note is repaid in full or otherwise discharged. The Indebtedness basket in Section 6.01(h) shall be unavailable until the First Seller Note has been repaid in full or otherwise discharged, at which point the Borrower may incur Indebtedness under that section up to an aggregate amount of $2,500,000. The Indebtedness basket in
Section 6.01(h) will be completely available after both Seller Notes have been repaid in full or otherwise discharged. The Borrower also agrees that until both Seller Notes are repaid in full or otherwise discharged, the Borrower shall not be permitted to incur Indebtedness in reliance on Section 6.01(g) in an aggregate principal amount exceeding $6,500,000 at any time outstanding.

      SECTION 2. Amendments.

            (a) Section 6.01(c) of the Credit Agreement is hereby amended by deleting "$7,500,000" and replacing it with "$2,000,000".

            (b) Section 6.01 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the word "and" at the end of subsection (j);

                  (ii) by replacing the period at the end of subsection (k) with the words "; and"; and

                  (iii) by inserting the following new subsection (1):

                        "(l) unsecured Indebtedness of the Borrower incurred in
                  connection with a Permitted Acquisition subordinated to the Obligations on terms and conditions no less favorable to the Lenders than those contained in Exhibit K in an aggregate principal amount not to exceed $5,500,000 at any time outstanding; provided that notwithstanding Section 1(b) of Exhibit K, Indebtedness incurred pursuant to this paragraph
                  (1) may have a stated maturity date and, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, such Indebtedness may be paid or prepaid, on a date that is prior to the Term Loan Maturity Date."

      SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Banks, the Collateral Agent, the Syndication Agent and the Documentation Agent that, after giving effect to this Amendment, (a) the Sherikon Acquisition is a Permitted Acquisition under the Credit Agreement, (b) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (c) no Default or Event of Default has occurred and is continuing.

      SECTION 4. Amendment Fee. The Company agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m. on October 19, 2000, an amendment fee (the "Amendment Fee") in an amount equal to 0.10% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date (as defined below). The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

      SECTION 5. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the "Amendment Effective Date") that the following conditions are satisfied:

            (a) the Administrative Agent shall have received the Amendment Fee; and

            (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.

      SECTION 6. Effect of Amendment. Except as set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Collateral Agent, the Administrative Agent, the Syndication Agent or the Documentation Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

      SECTION 11. Acknowledgement of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

            IN WITNESS WHEREOF, all parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                        ANTEON CORPORATION,

                                        by:

                                            /s/ Carlton B. Crenshaw
                                           -------------------------------------
                                           Name:  Carlton B. Crenshaw
                                           Title: Sr. V.P. Finance and CFO


                                        ANALYSIS & TECHNOLOGY, INC.

                                        by:

                                            /s/ Carlton B. Crenshaw
                                           -------------------------------------
                                           Name:  Carlton B. Crenshaw
                                           Title: Vice President


                                        INTERACTIVE MEDIA CORP.,

                                        by:

                                            /s/ Carlton B. Crenshaw
                                           -------------------------------------
                                           Name:  Carlton B. Crenshaw
                                           Title: Vice President


                                        TECHMATICS, INC.,

                                        by:

                                            /s/ Carlton B. Crenshaw
                                           -------------------------------------
                                           Name:  Carlton B. Crenshaw
                                           Title: V.P. and Treasurer


                                        VECTOR DATA SYSTEMS, INC.,

                                        by:

                                            /s/ Carlton B. Crenshaw
                                           -------------------------------------
                                           Name:  Carlton B. Crenshaw
                                           Title: Treasurer

                                        ANTEON-CITI LLC.,

                                        by:
                                            /s/ Carlton B. Crenshaw
                                           -------------------------------------
                                           Name:  Carlton B. Crenshaw
                                           Title: Vice President

                                        CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent and Issuing Bank,

                                        by:

                                            /s/ Robert Hetu
                                           -------------------------------------
                                           Name:  ROBERT HETU
                                           Title: VICE PRESIDENT

                                        by:

                                            /s/ Lalita Advani
                                           -------------------------------------
                                           Name:  LALITA ADVANI
                                           Title: ASSISTANT VICE PRESIDENT


                                        MELLON BANK, N.A., individually and as
                                        Collateral Agent, Swingline Lender and
                                        Syndication Agent,

                                        by:

                                           -------------------------------------
                                           Name:
                                           Title:

                                        CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent and Issuing Bank,

                                        by:

                                           -------------------------------------
                                           Name:
                                           Title:

                                        by:

                                           -------------------------------------
                                           Name:
                                           Title:


                                        MELLON BANK, N.A., individually and as
                                        Collateral Agent, Swingline Lender and
                                        Syndication Agent,

                                        by:

                                            /s/ David H Reed
                                           -------------------------------------
                                           Name: David H. Reed
                                           Title: 1st Vice President

                                                         Signature Page to First
                                                             Amendment to Bergen
                                                      Bruswig Corporation Credit
                                                                       Agreement


                                        Name of Institution:

                                        AmSouth Bank
                                        ----------------------------------------


                                        by:

                                            /s/ Stephen V. Mangiante
                                        ----------------------------------------
                                        Name: STEPHEN V. MANGIANTE
                                        Title: ATTORNEY-IN-FACT

                                                               Signature Page to
                                                           Amendment dated as of
                                                      October 19, 2000 to Anteon
                                                              Corporation Credit
                                                                       Agreement


                                        Name of Insititution:

                                        Bank Polska Kasa Opiski S.A.,
                                        ----------------------------------------
                                        New York Branch


                                        by:

                                            /s/ Hussein B. El-Tawil
                                        ----------------------------------------
                                        Name: Hussein B. El-Tawil
                                        Title: Vice President

                                                               Signature Page to
                                                           Amendment dated as of
                                                      October 19, 2000 to Anteon
                                                              Corporation Credit
                                                                       Agreement


                                        Name of Insititution:

                                        Branch Banking and Trust Company
                                          of Virginia
                                        ----------------------------------------


                                        by

                                           /s/ William A. Nalls
                                        ----------------------------------------
                                        Name: William A. Nalls
                                        Title: Senior Vice President

                                                               Signature Page to
                                                           Amendment dated as of
                                                      October 19, 2000 to Anteon
                                                              Corporation Credit
                                                                       Agreement


                                        Name of Insititution:

                                        DEUTSCHE BANK
                                        ----------------------------------------


                                        by

                                           /s/ Paddy Dowling
                                        ----------------------------------------
                                        Name: Paddy Dowling
                                        Title: Vice President

                                                               Signature Page to
                                                           Amendment dated as of
                                                      October 19, 2000 to Anteon
                                                              Corporation Credit
                                                                       Agreement


                                        Name of Insititution:

                                        FLEET NATIONAL BANK
                                        BOSTON, MASSACHUSETTS
                                        ----------------------------------------


                                        by

                                            /s/ Roger C. Boucher
                                        ----------------------------------------
                                        Name: ROGER C. BOUCHER
                                        Title: DIRECTOR

                                                               Signature Page to
                                                           Amendment dated as of
                                                      October 19, 2000 to Anteon
                                                              Corporation Credit
                                                                       Agreement


                                        Name of Insititution:

                                        IBM CREDIT CORPORATION
                                        ----------------------------------------


                                        by

                                           /s/ Thomas S. Curcio
                                        ----------------------------------------
                                        Name: Thomas S. Curcio
                                        Title: Manager of Credit, Commercial
                                               & Specialty Financing

                                                               Signature Page to
                                                           Amendment dated as of
                                                      October 19, 2000 to Anteon
                                                              Corporation Credit
                                                                       Agreement


                                        Name of Insititution:

                                        THE BANK OF NOVA SCOTIA
                                        ----------------------------------------


                                        by

                                           /s/ John Hopmans
                                        ----------------------------------------
                                        Name: JOHN HOPMANS
                                        Title: MANAGING DIRECTOR

                                                               Signature Page to
                                                           Amendment dated as of
                                                      October 19, 2000 to Anteon
                                                              Corporation Credit
                                                                       Agreement


                                        Name of Insititution:

                                        PNC BANK, NA
                                        ----------------------------------------


                                        by

                                           /s/ Daniel J. Paull
                                        ----------------------------------------
                                        Name: Daniel J. Paull
                                        Title: Vice President

                                                               Signature Page to
                                                           Amendment dated as of
                                                      October 19, 2000 to Anteon
                                                              Corporation Credit
                                                                       Agreement


                                        Name of Insititution:

                                        TRANSAMERCIA BUSINESS CREDIT CORPORATION
                                        ----------------------------------------


                                        by

                                           /s/ Steve Goetschius
                                        ----------------------------------------
                                        Name: Steve Goetschius
                                        Title: SVP

                        FINANCIAL OFFICER'S CERTIFICATE

      Pursuant to the terms and conditions of the Credit Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Anteon Corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and as issuing bank, Mellon Bank, N.A., as collateral agent (in such capacity, the "Collateral Agent"), swingline lender and syndication agent, and Deutsche Bank AG, New York Branch, as documentation agent, Borrower hereby delivers this Financial Officer's Certificate to the Administrative Agent pursuant to Section 6.04 (i) of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Credit Agreement.

      The undersigned, on behalf of the Borrower, hereby certifies and warrants that:

      (a) Carlton B. Crenshaw is a Financial officer of the Borrower and that, as such, he is authorized to execute this certificate for and on behalf of the Borrower.

      (b) The Borrower intends to purchase all of the outstanding Equity Interests of Sherikon, Inc., pursuant to a stock purchase agreement to be executed on or before October 31, 2000.

      (c) This certificate is provided to evidence the Borrower's compliance with the requirements of Section 6.04(i) in connection with the Permitted Acquisition described in paragraph (b) above.

      (d) The pro forma calculations required to be made pursuant to Section 6.04(i) were made in accordance with the requirements set forth therein and are hereby certified as having been prepared in good faith based upon reasonable assumptions.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this 19th day of October, 2000.


                                        ANTEON CORPORATION


                                        by: /s/ Carlton B. Crenshaw
                                           -------------------------------------
                                           Name:  Carlton B. Crenshaw
                                           Title: Financial Officer